UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

AVAX ONE TECHNOLOGY LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

AGRIFORCE GROWING SYSTEMS, LTD.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AVX	The Nasdaq Capital Market

Item 8.01 Other Information

On March 12, 2026, the Company filed a prospectus supplement in conjunction with its effective Registration Statement on Form S-3 (file no. 333-291977). The purpose of this Current Report on Form 8-K is to file the legality opinion prepared in conjunction therewith as Exhibit 5.1 hereto.

Additionally, the selling stockholder table located in the prospectus supplement is revised based upon revised information given to the Company by the selling stockholder as follows:

Selling Shareholder	Common Shares Beneficially Owned Before the Offering	Percent	Number of Common Shares to be Sold Pursuant to this Prospectus

Hypersphere Atlas Master Fund Ltd.	242,152	*	242,152	(1)
Hypersphere Parallel Network Master Fund LP	345,932	*	345,932	(2)
	588,084		588,084

(1) Consists of an aggregate of 242,152 common shares issued to Hypersphere Atlas Master Fund Ltd. in the November 5, 2025 Private Placement.  Hypersphere Atlas Management Ltd. is the Investment Manager for the selling security holder.  The business address of the selling stockholder is Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman KY1-1002, Cayman Islands.

(2) Consists of an aggregate of 345,932 common shares issued to Hypersphere Parallel Network Master Fund LP. Hypersphere Parallel Network Management LP is the Investment Manager for the selling security holder.  The address of the selling stockholder is Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits

5.1	Legality Opinion
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2026

AVAX ONE TECHNOLOGY LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn
Chief Executive Officer